SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
SunAmerica Focused Alpha Growth Fund, Inc.
SunAmerica Focused Alpha Large-Cap Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
☑	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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The following replaces Exhibit D to the Funds’ Definitive Proxy Statement that was filed with the Securities and Exchange Commission on March 13, 2006.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.
(collectively the “Funds”)
SUPPLEMENT TO THE PROXY STATEMENT
DATED MARCH 13, 2006
     The following replaces Exhibit D to the Funds’ Proxy Statement in its entirety.
LIST OF 5% SHAREHOLDERS
     Based upon the Funds’ review of filings made pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, as of February 20, 2006, to the Funds’ knowledge no person beneficially owned more than 5% of either Fund’s shares. Based on information provided by a third party, set forth below is a listing of shareholders of record of more than 5% of each Fund’s shares as of the same date.

Fund Name	Holder and Address	Percentage Owned of Record

SunAmerica Focused Alpha	Pershing LLC	6.15%
Growth Fund,Inc.	1 Pershing Plaza
	Jersey City, NJ 07399

	A.G. Edwards	10.78%
	1 North Jefferson Street
	St. Louis, MO 63103

	Merrill Lynch	46.05%
	101 Hudson Street, 8th Floor
	Jersey City, NJ 07301

	National Financial Services, LLC	5.59%
	200 Liberty Street
	New York, NY 10281

SunAmerica Focused Alpha	Merrill Lynch	80.30%
Large-Cap Fund, Inc.	101 Hudson Street, 8th Floor
	Jersey City, NJ 07301

Dated: March 16, 2006